POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of November, 2002.


                                             ______________/s/__________________
                                             Timothy L. Ashburn
                                             Trustee



STATE OF INDIANA   )
                   )     ss:
COUNTY OF MARION   )

     Before me, a Notary Public, in and for said county and state, personally appeared Timothy L. Ashburn, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 25th day of November, 2002.


                                              ____________/s/___________________
                                              Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the President of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 2002.


                                                 ______________/s/______________
                                                 Timothy L. Ashburn
                                                 President



STATE OF INDIANA  )
                  )        ss:
COUNTY OF MARION  )

     Before me, a Notary Public, in and for said county and state, personally appeared Timothy L. Ashburn, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 29th day of October, 2002.


                                                  ___________/s/________________
                                                              Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is the Treasurer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of October, 2002.


                                             _____________/s/___________________
                                               Thomas G. Napurano, Treasurer



STATE OF INDIANA   )
                   )     ss:
COUNTY OF MARION   )

     Before me, a Notary Public, in and for said county and state, personally appeared Thomas G. Napurano, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 30th day of October, 2002.


                                              _____________/s/__________________
                                                    Notary Public



                                      My commission expires:____7/28/07_________

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of November, 2002.


                                             ____________/s/____________________
                                                     Stephen Little
                                                     Trustee



STATE OF INDIANA   )
                   )     ss:
COUNTY OF MARION   )

     Before me, a Notary Public, in and for said county and state, personally appeared Stephen Little, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 27th day of November, 2002.


                                              _____________/s/__________________
                                                       Notary Public

                               ACCEPTANCE OF TRUST


     As contemplated in Section 3.1 of the Agreement and Declaration of Trust of AmerPrime Advisors Trust, the undersigned accepts his designation as a Trustee of said Trust and agrees to the provisions of said Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.



Date:  November 27, 2002                        ______________/s/_______________
                                                         Stephen Little



STATE OF INDIANA          )
                          )    ss:
COUNTY OF MARION          )

     Before me, a Notary Public in and for said county and state, personally appeared the above named Stephen Little, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 27th day of November, 2002.


                                                   __________/s/________________
                                                        Notary Public

My Commission Expires: __7/28/07________________

                               ACCEPTANCE OF TRUST


     As contemplated in Section 3.1 of the Agreement and Declaration of Trust of AmeriPrime Advisors Trust, the undersigned accepts his designation as a Trustee of said Trust and agrees to the provisions of said Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, the undersigned has set his hand on the date set opposite his signature.



Date:  November 25, 2002                      ___________/s/__________________
                                                    Timothy L. Ashburn



STATE OF INDIANA            )
                            )    ss:
COUNTY OF MARION            )

     Before me, a Notary Public in and for said county and state, personally appeared the above named Timothy L. Ashburn, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 25th day of November, 2002.


                                                   ___________/s/_______________
                                                          Notary Public

My Commission Expires: __7/28/07________________

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 31st day of October, 2002.

ATTEST:                                     AMERIPRIME ADVISORST TRUST



By: _________/s/____________________         By: __/s/__________________________
      Thomas G. Napurano, Treasurer              Timothy L. Ashburn, President


STATE OF INDIANA           )
                           )        ss:
COUNTY OF MARION           )

         Before me, a Notary Public, in and for said county and state, personally appeared Timothy L. Ashburn, President and Thomas G. Napurano, Treasurer, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 31st day of October, 2002.


                                                 ___________/s/_________________
                                                            Notary Public


                                                 My commission expires: 7/28/07

                                  CERTIFICATE



     The undersigned, President of AmeriPrime Advisors Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Directors at a meeting held October 21, 2002, and is in full force and effect:

          " WHEREAS, AmeriPrime Advisors Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD
          S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:  October 29, 2002                       ____________/s/__________________
                                                 Timothy L. Ashburn, President
                                                 AmeriPrime Funds



385594.3